UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Legacy Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 21, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), issued a press release announcing the execution of a definitive business combination agreement with Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”). The press release also announced that, in connection with the transactions contemplated by the business combination agreement, Legacy intends to commence a cash tender offer for its outstanding shares of Class A common stock. A copy of the press release is furnished as Exhibit 99.1 hereto.

Investors may listen to a pre-recorded presentation regarding the proposed transaction on Monday, September 21, 2020 at 9:00 a.m. E.T. A copy of the presentation that will be discussed on that call, as well as a transcript of the recording, are furnished hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

A copy of the investor presentation and an archived webcast version of the pre-recorded presentation call are also being made available on the Company’s website at www.LegacyAcquisition.com. The information on the Company’s corporate website is not part of this Current Report on Form 8-K.

The information in this Item 7.01 and incorporated by reference hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the belief regarding Onyx’s ability to capitalize on the shift to online spending, the belief that Onyx’s approach to eCommerce will lead to profitable growth, the belief that the combination of Onyx and Legacy will lead to synergies that will accelerate Onyx’s performance, the anticipated closing consideration for the proposed transaction, and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to the inability to satisfy conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of the pending legal proceeding with certain Onyx stockholders; (15) potential audit and other related adjustments to Onyx’s financial statements in connection with the independent Public Company Accounting Oversight Board audit of its annual historical financial statements, as well as potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Schedule TO that will be filed with the SEC in connection with the transaction. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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Important Information about the Information Statement and the Proxy Statement

Legacy will prepare and file with the Securities and Exchange Commission (the “SEC”) an Information Statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed business combination and the other transactions contemplated by the business combination agreement. In addition, in connection with the proposed amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy intends to file a preliminary proxy statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or proxy statement and the respective amendments thereto and other relevant materials to be filed in connection with the proposed business combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive proxy statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials will contain important information about the business combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive proxy statement and other relevant materials for the business combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the business combination and Warrant Amendments. Securityholders will also be able to obtain copies of the preliminary information statement or the preliminary proxy statement, or the definitive information statement or the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Important Information about the Tender Offer

Pursuant to the business combination agreement, Legacy may consummate its initial business combination with Onyx and conduct redemptions of the issued and outstanding shares of Legacy’s Class A common stock, par value $0.0001 per share (the “Common Shares”) through a cash tender offer, which has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Common Shares will be made pursuant to an offer to purchase and related materials that Legacy intends to file with the SEC. At the time the offer is commenced, Legacy will file a tender offer statement on Schedule TO with the SEC.  The tender offer statement (including an offer to purchase, a related letter of transmittal, and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the cash tender offer. These materials will be sent free of charge to all security holders of Legacy when available. In addition, all of these materials (and all other materials filed by Legacy with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Security holders may also obtain free copies of the documents filed with the SEC by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.  Security holders of Legacy are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the cash tender offer because they will contain important information about the cash tender offer, the business combination transaction and the parties to the business combination agreement.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the Warrant Amendments and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Warrant Amendments, when available.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or in accordance with an exemption from registration therefrom.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated September 21, 2020
99.2	Investor Presentation dated September 21, 2020
99.3	Transcript of Pre-Recorded Investor Call

*	Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1, Exhibit 99.2 or Exhibit 99.3 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: September 21, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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Exhibit 99.1

Legacy Acquisition Corp. and Onyx Enterprises Int’l Corp. Announce Business Combination

Legacy Acquisition Corp. (NYSE:LGC) and Onyx Enterprises Int’l Corp. (d/b/a CARiD.com), have entered into a definitive business combination agreement

Onyx, a Leading Digital Commerce Automotive Aftermarket Platform, To Become a Public Company

Legacy Acquisition Corp. Enters into Warrant Holder Support Agreements to Amend Terms of Warrants

Investor Conference Call Schedule for 9:00 a.m. ET on Monday, September 21

September 21, 2020 -- New York, NY and Cranbury, NJ –Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded special purpose acquisition company, and Onyx Enterprises Int’l Corp. (“Onyx”) announced today the signing of a definitive agreement for a business combination that would result in Onyx becoming a wholly-owned subsidiary of Legacy. Onyx is the owner and operator of, among other verticals, “CARiD.com,” a leading digital commerce platform for the automotive aftermarket. Upon the closing of the transaction, Legacy will change its name to PARTS iD, Inc. and is expected to remain listed on the NYSE.

Onyx has developed a distinctive proprietary technology platform for digital commerce and fulfillment, relying on insights extracted from over 14 billion data points related to car parts, a physical footprint network comprising over 2,500 shipping locations, nearly 5,000 active brands, and machine-learning algorithms for complex fitment industries such as vehicle parts and accessories. Onyx’s proprietary fitment data and algorithms used in CARiD.com and other such verticals (such as MOTORCYCLEiD, TRUCKiD and BOATiD) compiled over the past decade, combined with its substantial investments in artificial intelligence and machine learning, provide online consumers with an enhanced user experience featuring a breadth of offerings and service levels (including search capabilities, training and learning, and provision of data to suppliers to enhance their product information), positioning it as a leader in the $400+ billion auto aftermarket industry.

Onyx Investment Highlights

●	Tech-enabled digital commerce platform focused on transforming the automotive aftermarket parts industry and related industry verticals.

●	Ideally positioned to capitalize on the surge in eCommerce adoption and digital enablement of industry supply chains.

●	Highly scalable business driven by a low-cost structure and a capital-efficient inventory model.

●	Massive untapped automotive aftermarket opportunity of $400+ billion with additional large value streams ready to be unlocked.

Edwin Rigaud, Chief Executive Officer of Legacy, commented: “Onyx has distinguished itself as a true disruptor in the auto aftermarket industry through its proprietary tech driven platform and experienced leadership team. With its expansive product offering and ability to provide consumers with rewarding and accurate discovery experiences in a traditionally complex market, we believe Onyx is set up well to capitalize on the accelerated shift to online spending. Equally compelling is Onyx’s financial profile, which highlights the benefits of its low fixed cost structure and inventory efficient operating model. We are very excited about Onyx’s future prospects and look forward to successfully completing our business combination.”

“We are thrilled to join with Legacy and transition Onyx to the public markets,” said Antonino Ciappina, operating as the Chief Executive1 of Onyx. “We believe our technology-led, data-driven approach to digital commerce provides us with a long runway for profitable growth within our existing lines of business as well as expansion into other complex, multidimensional parts and accessories markets. Our strength in combining deep industry knowledge and experience in automotive parts with the strong digital and technical skills of our engineering and development teams is what makes our platform a unique vertical commerce business.”

Prashant Pathak, Chairman of Onyx, added, “Going public is an important milestone and the start of an exciting new chapter in the continued growth of Onyx. The technology-led, brand-driven and data-enabled business that Onyx has built and demonstrated via CARiD.com and other verticals will benefit from the marketing, brand, and product expertise that the Legacy team provides. I want to thank the team at Legacy for their support and guidance through this process and recognize the hard work of the entire Onyx organization, not just in the United States, but also internationally, that is behind our success to-date. I am confident the combination of our two companies will create new synergies that will further accelerate our performance. Additionally, during the discussions with Legacy it became evident to us that from a CSR perspective Onyx’s combination with Legacy is also enabling Onyx and its stakeholders the opportunity to contribute effectively towards inclusive capitalism, diversity of leadership on Wall Street and minority-led enterprise building.”

Transaction Overview

Pursuant to the business combination agreement, Legacy will acquire (i) all of the outstanding shares of preferred stock of Onyx for an aggregate of $20.0 million cash, and (ii) all of the outstanding shares of common stock of Onyx for an aggregate of approximately $265.0 million (or approximately 26.5 million) in shares of Class A common stock of Legacy. The consideration payable with respect to Onyx’s common stock would be subject to adjustment, including based on Onyx’s net working capital and related transaction expenses at closing.

In connection with the signing of the business combination agreement, Legacy’s sponsor, Legacy Sponsor I, LLC (its “Sponsor”), has delivered to Onyx a sponsor support agreement, pursuant to which, among other things, the sponsor has agreed to (i) vote in favor of the transactions contemplated by the business combination agreement, (ii) forfeit 3,000,000 of its shares of Legacy’s Class F common stock, and (iii) forfeit 14,587,770 of its private placement warrants to purchase shares of Legacy’s Class A common stock, each as partial consideration for deferred shares to be later issued by Legacy to Sponsor pursuant to the terms of the sponsor support agreement. In addition, the Sponsor may forfeit up to a maximum of 3,250,000 additional shares of Legacy’s Class A common stock based on the gross amount of cash held by Legacy immediately prior to closing and the extent to which Legacy’s transaction expenses exceed $16.4 million; provided that the Sponsor shall have the ability to earn back up to 50% of such additional forfeited shares based on the average trading share price of Legacy’s Class A common stock over a 730 calendar day period immediately following closing.

The Boards of Directors of each of Legacy and Onyx have approved the transaction. The transaction is subject to customary closing conditions, including the receipt of certain regulatory approvals. The stockholders of each of Legacy and Onyx have approved the transaction by written consents of at least a majority of the outstanding shares entitled to vote thereon. The transaction is expected to close in November 2020.

[1]	Pending board approval.

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Intent to Commence Tender Offer

In connection with the closing of the proposed transactions contemplated by the business combination agreement, Legacy will conduct a cash tender offer for its outstanding shares of Class A common stock in order to allow stockholders the opportunity to redeem their shares in accordance with Legacy’s corrected amended and restated certificate of incorporation, as amended (its “Charter”). Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy shares of Legacy’s Class A common stock will be made pursuant to a tender offer statement on Schedule TO and other offer documents that Legacy will be filing with the SEC. The business combination cash tender offer documents (including an offer to purchase, a related letter of transmittal and other offer documents) contain important information that should be read carefully and considered before any decision is made with respect to the business combination cash tender offer. These materials will be sent free of charge to all security holders of Legacy. In addition, all of these materials (and all other materials filed by Legacy with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Security holders of Legacy are urged to read the business combination cash tender offer documents and other relevant materials before making any investment decision with respect to the business combination and the business combination cash tender offer because they will contain important information about the business combination and the business combination cash tender offer.

Warrant Holder Support Agreements

In connection with the signing of the business combination agreement, Legacy entered into warrant holder support agreements (“Warrant Holder Support Agreements”) with the holders of approximately 19,500,000 (or approximately 65%) of Legacy’s warrants sold as part of the units in its initial public offering, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share (referred to herein as the “public warrants”), to provide for certain amendments (the “Warrant Amendments”) to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017 (as amended from time to time, the “Warrant Agreement”). The Warrant Amendments will provide, among other things, that each outstanding public warrant and 2,912,230 outstanding warrants issued to the Sponsor in the private placement that closed simultaneously with Legacy’s initial public offering but which are beneficially owned by certain institutional investors of Sponsor shall no longer be exercisable to purchase one-half share of Class A common stock of Legacy for $5.75 per half-share (subject to adjustment as provided in the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the closing of the proposed transaction with Onyx, the aggregate gross cash in the trust fund, plus the aggregate gross proceeds received by Legacy pursuant to any financing is at least equal to $60,000,000, $0.35 in cash and 0.065 of a share of Class A Common Stock of Legacy, (ii) if, at the closing of the proposed transaction with Onyx, the aggregate gross cash in the trust fund, plus the aggregate gross proceeds received by Legacy pursuant to any financing is less than $60,000,000, but at least equal to $44,000,000, $0.25 in cash and 0.075 of a share of Class A Common Stock of Legacy, or (iii) if, at the closing of the proposed transaction with Onyx, the aggregate gross cash in the trust fund, plus the aggregate gross proceeds received by Legacy pursuant to any financing is less than $44,000,000, $0.18 in cash and 0.082 of a share of Class A Common Stock of Legacy. As the Warrant Amendments require the approval by holders of at least 65% of Legacy’s public warrants, the Warrant Holder Support Agreements principally assure the vote in favor of the Warrant Amendments and, therefore, Legacy expects that the Warrant Amendments will be approved.

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In connection with the Warrant Amendments, Legacy’s Sponsor has agreed to forfeit 14,587,770 private placement warrants held by it of record and beneficially owned by it. Certain institutional investors of Sponsor, who are the beneficial owners of the remaining 2,912,230 private placement warrants in the aggregate (which are held of record by the Sponsor), will receive the same consideration as the public warrants; provided, that if such beneficial owners cease to beneficially own any of such private placement warrants for any reason, such Private Placement Warrants shall revert back to the Sponsor and shall be forfeited.

Additional information about the proposed transaction and the Warrant Amendments, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Legacy with the Securities and Exchange Commission and will be available at www.sec.gov.

Advisors

Wells Fargo Securities, LLC is serving as financial advisor to Legacy. Canaccord Genuity is advising Onyx. Wells Fargo Securities, LLC, Cantor Fitzgerald & Co., and Stifel, Nicolaus & Company are serving as capital markets advisors to Legacy. DLA Piper LLP (US) and Graydon Head & Ritchey LLP are serving as legal advisors to Legacy. Faegre Drinker Biddle & Reath LLP is serving as legal counsel for Onyx. Daniel J. O’Hern Jr. of Byrnes, O’Hern & Heugle, LLC serves as company counsel to Onyx.

Investor Conference Call Information

Legacy and Onyx will host a joint investor conference call to discuss the proposed transaction on Monday, September 21 at 9:00 a.m. ET.

Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-407-3982, or for international callers, 1-201-493-6780. A telephone replay will be available until 11:59 pm ET on Monday, October 5, 2020 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13710717.

The recorded investor presentation, a related investor presentation with more detailed information regarding the proposed transaction and a transcript of the pre-recorded investor presentation will be available at www.legacyacquisition.com. The investor presentation will also be furnished today to the Securities and Exchange Commission (the “SEC”), which can be viewed at the SEC’s website at www.sec.gov.

About Onyx.

Onyx is a technology-driven, digital commerce company focused on creating custom infrastructure and unique user experiences within niche markets. Onyx was founded in 2008 with a vision of creating a one-stop eCommerce destination for the automotive parts and accessories market. Onyx has since become a market leader and proven brand-builder, fueled by its commitment to delivering a revolutionary shopping experience; comprehensive, accurate and varied product offerings, and continued digital commerce innovation.

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About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the NYSE. At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the belief regarding Onyx’s ability to capitalize on the shift to online spending, the belief that Onyx’s approach to eCommerce will lead to profitable growth, the belief that the combination of Onyx and Legacy will lead to synergies that will accelerate Onyx’s performance, the anticipated closing consideration for the proposed transaction, and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the business combination agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to the inability to satisfy conditions to closing in the business combination agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of the pending legal proceeding with certain Onyx stockholders; (15) potential audit and other related adjustments to Onyx’s financial statements in connection with the independent Public Company Accounting Oversight Board audit of its annual historical financial statements, as well as potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Schedule TO that will be filed with the SEC in connection with the transaction. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

5

Important Information about the Information Statement and the Proxy Statement

Legacy will prepare and file with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K containing the business combination agreement, and an Information Statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed business combination and the other transactions contemplated by the business combination agreement. In addition, in connection with the proposed warrant agreement amendment, Legacy intends to file a preliminary proxy statement with the SEC. Legacy’s security holders and other interested persons are advised to read the applicable information statement or proxy statement and the respective amendments thereto and other relevant materials to be filed in connection with the proposed business combination and warrant amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive proxy statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials will contain important information about the business combination and warrant amendments, as applicable. When available, the definitive information statement or definitive proxy statement and other relevant materials for the business combination and warrant amendments, respectively, will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the business combination and warrant amendments. Securityholders will also be able to obtain copies of the preliminary information statement or the preliminary proxy statement, or the definitive information statement or the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Important Information about the Tender Offer

Pursuant to the Business Combination Agreement, Legacy may consummate its initial business combination with Onyx and conduct redemptions of the issued and outstanding shares of Legacy’s Class A common stock, par value $0.0001 per share (the “Common Shares”) through a cash tender offer, which has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Common Shares will be made pursuant to an offer to purchase and related materials that Legacy intends to file with the SEC. At the time the offer is commenced, Legacy will file a tender offer statement on Schedule TO with the SEC.  The tender offer statement (including an offer to purchase, a related letter of transmittal, other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the cash tender offer. These materials will be sent free of charge to all security holders of Legacy when available. In addition, all of these materials (and all other materials filed by Legacy with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  Security holders may also obtain free copies of the documents filed with the SEC by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.  Security holders of Legacy are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the cash tender offer because they will contain important information about the cash tender offer, the business combination transaction and the parties to the Business Combination Agreement.

6

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy’s warrantholders with respect to the warrant amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy’s definitive proxy statement that will be filed with respect to the warrant amendments and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the warrant amendments, when available.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or in accordance with an exemption from registration therefrom.

Investors:

Dawn Francfort / Brendon Frey

ICR

PARTSiDIR@icrinc.com

Media:

Keil Decker

ICR

PARTSiDPR@icrinc.com

7

Exhibit 99.2

Confidential – For Discussion & General Information Purposes Only Investor Presentation September 2020

Disclaimer

This presentation ("Presentation") is for informational purposes only. This Presentation has been prepared to assist parties in making their own evaluation with respect to a proposed transaction as contemplated by the definitive business combination Agreement (the "Business Combination Agreement") by and among Legacy Acquisition Corp. ("Legacy"), Excel Merger Sub I, Inc., an indirect wholly owned subsidiary of Legacy and directly owned subsidiary of Merger Sub 2 (as herein defined) ("Merger Sub 1"), Excel Merger Sub II, LLC, a direct wholly owned subsidiary of Legacy ("Merger Sub 2"), Onyx Enterprises Int'l, Corp. (the "Company"), and Shareholder Representative Services, a Colorado limited liability company, and for no other purpose. Additional information about the proposed transaction and the definitive business combination agreement will be provided to stockholders containing the information with respect to the transaction specified in a preliminary information statement and definitive information statement on Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") that Legacy intends to file with the Securities and Exchange Commission (the "SEC") in connection with the proposed transaction. Under the definitive agreement, (i) Merger Sub 1 will merge with and into the Company, with the Company surviving as a direct wholly-owned subsidiary of Merger Sub 2 (the "First Surviving Company"), and (ii) immediately thereafter, the First Surviving Company will merge with and into Merger Sub 2, with Merger Sub 2 surviving as a direct wholly-owned subsidiary of Legacy. This Presentation is not intended to form the basis of any investment or other decision with respect to the proposed transaction.

Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, neither Legacy nor the Company makes any representation or warranty with respect to the accuracy of such information. CARiD's design logo is the property of the Company. Other trademarks and trade names referred to in this Presentation are the property of their respective owners.

This Presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to purchase any securities of Legacy, the Company or any other person. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a possible transaction between Legacy and the Company (the "Transaction"), and for no other purpose. The information contained herein does not purport to be all-inclusive. The recipient agrees and acknowledges that this Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Legacy or the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Legacy and the Company disclaim any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein.

Forward-Looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including statements regarding Legacy and the Company and the potential Transaction between Legacy and the Company and their respective management teams' expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts, estimates or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "opportunities," "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Legacy's and the Company's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond Legacy's and the Company's control, that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Transaction, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company's common stock on the New York Stock Exchange following the proposed Transaction; (7) the risk that the proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed Transaction; (8) the ability to recognize the anticipated benefits of the proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy's stockholders in connection with the proposed Transaction; (13) disruptions in the economy or business operations of the Company or its suppliers due to the impact of COVID-19; (14) the outcome of the pending legal proceeding with certain of the Company's stockholders; (15) potential audit and other related adjustments to the Company's financial statements in connection with the independent Public Company Accounting Oversight Board audit of its annual historical financial statements, as well as potential adjustments to the unaudited non-GAAP interim financial results of the Company; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Transaction, including those under "Risk Factors" therein, and in Legacy's other filings with the SEC, including the Information Statement and Schedule TO that will be filed with the SEC in connection with the Transaction.

Financial Statements

The Company's annual historical financial information has been audited by an external CPA firm under Public Company Accounting Oversight Board ("PCAOB") standards applicable to private companies. A further independent PCAOB audit is underway and expected to be completed by the close of the transaction. As such, the annual historical financial information may be subject to change. Additionally, the Company's interim financial results included in this presentation reflect unaudited, non-GAAP financials and are potentially subject to further adjustment. As a result of the foregoing considerations and the other limitations described herein, investors are cautioned not to place undue reliance on the annual historical financial information and/or the interim financial results contained in this Presentation.

iD CARiD 2

Disclaimer

Non-GAAP Financial Measures

Certain financial information and data contained this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information or proxy statement, or prospectus or registration statement to be filed by Legacy with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. Legacy and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes

Legacy and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company audited financial statements, which will be included any information or proxy statement, or prospectus or registration statement to be filed by Legacy with the SEC.

A reconciliation of some of these Non-GAAP financial measures to the to the most directly comparable GAAP financial measures can be found at Slide 42 of this Presentation. A reconciliation for the Company's non-GAAP financial measures for interim and monthly periods through August 2020 or 2020E through 2022E non-GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these Non-GAAP financial measures. The recipient is cautioned not to place undue reliance on these non-GAAP financial measures.

Projected Financial Information

This Presentation contains financial forecasts, including with respect to the Company's estimated revenue, revenue growth, adjusted EBITDA, revenue CAGR, gross profit and percentage margin. Neither the Company's CPA nor the independent registered public accounting firm of Legacy, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results.

Any estimates, forecasts or projections set forth in the Presentation have been prepared by Legacy and the Company in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. The recipient is cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformity with GAAP. The estimates, forecasts and projections included in this Presentation are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, which include, but are not limited to, those mentioned in the prior paragraphs under the caption "Forward-Looking Statements." The recipient therefore should not rely on the estimates, forecasts or projections contained in the Presentation.

Important Information about the Information Statement and the Proxy Statement

Legacy will prepare and file with the SEC an Information Statement for its stockholders containing the information with respect to the transaction specified in Schedule 14C promulgated under the Exchange Act and describing the proposed business combination and the other transactions contemplated by the Business Combination Agreement. In addition, in connection with the proposed amendments (the "Warrant Amendments") to the Warrant Agreement between Legacy and Continental Stock Transfer & Trust Company, dated as of November 16, 2017, Legacy intends to file a preliminary proxy statement with the SEC. Legacy's security holders and other interested persons are advised to read the applicable information statement or proxy statement and the respective amendments thereto and other relevant materials to be filed in connection with the proposed business combination and Warrant Amendments, respectively, with the SEC, including, when available, a definitive information statement on Schedule 14C and a definitive proxy statement on Schedule 14A and the respective documents incorporated by reference therein, as these materials will contain important information about the business combination and Warrant Amendments, as applicable. When available, the definitive information statement or definitive proxy statement and other relevant materials for the business combination and Warrant Amendments, respectively, will be mailed to the applicable securityholders of Legacy as of a record date to be established for voting on the business combination and Warrant Amendments. Securityholders will also be able to obtain copies of the preliminary information statement or the preliminary proxy statement, or the definitive information statement or the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

CARiD

3

Disclaimer

Important Information about the Tender Offer

Pursuant to the Business Combination Agreement, Legacy may consummate its initial business combination with the Company and conduct redemptions of the issued and outstanding shares of Legacy's Class A common stock, par value $0.0001 per share (the "Common Shares") through a cash tender offer, which has not yet commenced. Each description contained herein is not an offer to buy or the solicitation of an offer to sell securities. The solicitation and the offer to buy the Common Shares will be made pursuant to an offer to purchase and related materials that Legacy intends to file with the SEC. At the time the offer is commenced, Legacy will file a tender offer statement on Schedule TO with the SEC. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) will contain important information that should be read carefully and considered before any decision is made with respect to the cash tender offer. These materials will be sent free of charge to all security holders of Legacy when available. In addition, all of these materials (and all other materials filed by Legacy with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. **Security holders of Legacy are urged to read the tender offer documents and the other relevant materials when they become available before making any investment decision with respect to the cash tender offer because they will contain important information about the cash tender offer, the business combination transaction and the parties to the Business Combination Agreement.**

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of consents from Legacy's warrant holders with respect to the Warrant Amendments. A list of the names of those directors and executive officers and a description of their interests in Legacy will be contained in Legacy's definitive proxy statement that will be filed with respect to the Warrant Amendments and in its annual report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Warrant Amendments, when available.

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption thereto.

CARiD
4

5 Legacy Acquisition Corp. CARiD Today’s Participants Darryl McCall President & COO, Legacy ▪ Former EVP and Executive Committee Member at Coty Inc. ▪ Spent 30 years at Procter & Gamble Company (“P&G”) as a VP of Product Supply and GM of Global Personal Cleansing Care, where he oversaw 37 manufacturing centers and 16,000 employees ▪ More than 35 years of consumer operating experience Richard D. White Director, Legacy ▪ More than 30 years of investment banking, private equity, and corporate governance experience ▪ Former Managing Director and Head of the Private Equity and Special Investments Department of Oppenheimer & Co. Inc., and as a partner at its predecessor, CIBC Capital Partners/CIBC World Markets ▪ Current Board Member at G - III Apparel Group, Ltd. Prashant Pathak Chairman, Onyx Enterprises Int’l, Corp. (d.b.a. “CARiD”) ▪ Over 20 years of extensive management, operations and investment experience ▪ Former Partner of McKinsey & Company ▪ Appointed by Government of Canada on Board of Business Development Bank of Canada ▪ Former Chairman of BDC Venture Capital, Canada’s largest VC program ▪ Board member of MARS Discovery District, North America’s largest urban innovation hub Antonino Ciappina Chief Executive, (1) Onyx Enterprises Int’l, Corp. (d.b.a. “CARiD”) ▪ Digital commerce leader with over 17 years of experience in marketing, analytics, business planning, eCommerce operations and technology ▪ Formerly Senior Director of eCommerce & Digital Marketing at Foot Locker Retail, Inc. ▪ Served previously as Chief Marketing Officer at CARiD (1) Subject to approval by Board of Directors.

6 I. Introduction II. Business Overview and Key Investment Highlights III. Executing the Growth Strategy IV. Financial Overview Appendix Agenda

Introduction

8 Legacy Acquisition Corp. at a Glance x Special purpose acquisition corporation – equity raised on November 21, 2017 x The Legacy team: former Procter & Gamble executives with extensive operating experience x Consumer goods and marketing experience across eCommerce, online marketplaces, traditional retail, and wholesale channels x Highly complementary expertise with leading consumer brands x Significant experience with consumer insights, brand building, and innovation

9 Why Legacy Chose CARiD Valuation Legacy Provides Key Investment Highlights Surging eCommerce adoption 1 Custom built tech - stack for a complex, multidimensional fitment industry 2 Capital efficient model 3 Strong financial performance with additional value streams ready to be unlocked 4 Experienced management team & global footprint 5 Marketing, operational, and branding expertise 6 Capital available to enhance CARiD’s growth 7 Attractive valuation upside relative to primary publicly - list ed peer, PRTS 8

Transaction Overview

Overview of Key Terms

- Enterprise value of $331.1 million
  - Represents a 0.7x EV / 2021E Revenue multiple, a discount to primary publicly-listed peer, PRTS', EV / 2021E Revenue multiple of 1.2x [1]
  - Represents an 13.9x EV / 2021E Adjusted EBITDA multiple, a discount to PRTS' EV / 2021E Adjusted EBITDA multiple of 26.0x [1]
- CARiD existing common shareholders rolling 100% of equity in CARiD, which represents 67.1% of the pro forma Company
  - Reflects aggregate common equity consideration of $265.0 million net of estimated expenses of $5.8 million resulting in a non-cash purchase of equity in CARiD of $259.2 million
- CARiD will be well-capitalized with up to $55.5 million of cash on the balance sheet at close to fund future growth and potential accretive strategic acquisitions
- Legacy Founders forfeit 3.0 million founder shares and 14.58 million private placement warrants at close [2]
- 30.0 million public warrants and 2.9 million private placement warrants held by certain institutional investors will be exchanged for 0.065 of Class A common stock per warrant and $0.35 per warrant in cash, representing an aggregate exchange value of $1.00 per warrant [3]
- Transaction close expected November 2020

Sources and Uses

($ in Millions)

Proposed Sources	
Legacy Cash in Trust [3]	$63.8
CARiD Cash Balance	45.7
Non-Cash Purchase of Equity in CARiD (25.918 MM Shares)	259.2
Warrant Amendment - New Shares (2.139 MM Shares)	21.4
Total Sources	**$390.1**

Proposed Uses	
Non-Cash Purchase of Equity in CARiD (25.918 MM Shares)	$259.2
Redemption of CARiD Preferred Stock	20.0
Transaction Expenses	22.5
Warrant Amendment - New Shares (2.139 MM Shares)	21.4
Warrant Amendment - Cash	11.5
Cash to Balance Sheet	55.5
Total Uses	**$390.1**

Non-Cash Purchase of Equity in CARiD Calculation	
Aggregate Common Equity Consideration	$265.0
Estimated Expenses	(5.8)
Non-Cash Purchase of Equity in CARiD	**$259.2**

Enterprise Value

($ in Millions, except per share)

Pro Forma Shares Outstanding (MM)	**38.7**
Legacy Illustrative Share Price	$10.00
Equity Value	**$386.6**
Plus: Pro Forma Debt	0.0
Less: Pro Forma Cash [4]	(55.5)
Pro Forma Enterprise Value	**$331.1**
Implied Valuation	
Pro Forma EV / 2021E Net Revenue ($464.8 million)	0.7x
Pro Forma EV / 2021E Adjusted EBITDA ($23.8 million)	13.9x

Pro Forma Equity Ownership



Former Warrant Holders
5.5% (3)
Legacy Founders (2)
11.6%
IPO Investors
15.8%
CARiD Shareholders
67.1%

Source: Company-provided financials.
Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. Outstanding shares may increase or decrease based on a final determination of CARiD's working capital balance that will occur 90 days following the close of the Transaction. Certain transaction expenses may be settled via issuance of additional shares upon mutual agreement of the Company and the payee. For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) Based on Wall Street analyst consensus estimates as of 9/18/20. | (2) Does not include additional forfeiture of Founders Shares if cash in trust is less than $54MM or if Buyer transaction expenses exceed a $16.4MM. | (3) Assumes no redemptions in connection with the business combination. Upon amendment of the warrant agreement, total consideration for each warrant will be $1.00. If cash in trust is above $60MM, the cash component becomes 35 cents in cash; if cash in trust is between $44 - $60MM, cash component decreases to 25 cents and the share component adjusts to 0.075 of a share in Class A common stock; if cash in trust is less than $44MM the consideration will be 18 cents, and the share component adjusts to 0.082 of a share of Class A stock. | (4) Includes CARiD cash balance of $45.7MM as of 6/30/20.

CARiD 10

11 Peer Benchmarking Comparison EV/2021E Adj. EBITDA 2019A - 2021E Revenue CAGR EV/2021E Revenue eCommerce Auto Parts Retailers / Distribution (3) eCommerce (4) (1) Source: Capital IQ, Wall Street research, company filings and Company - provided financials and projections. | Note: Market data a s of 9/18/20; Multiples greater than 60.0x or less than 0.0x are shown as "NM.” For reconciliation of CARiD non - GAAP financials to their most directly comparable GAAP financial measures see pag e 42. | (1) CARiD EV based on expected implied enterprise value of $331.3 million. | (2) PRTS EV pro forma for 8/14/20 issuance of 4.9MM primary shares | (3) Auto Parts Retailers / Di str ibution peers include: Advance Auto Parts, AutoZone, Genuine Parts, LKQ and O’Reilly Automotive. | (4) Vroom metrics shown comprised of eCommerce revenue only, excluding Texas Direct Aut o. 13.9x 26.0x 12.5x NM NM NM NM 16.0x NM NM 38.4x NM NM 16.3x 0.7x 1.2x 1.3x 1.8x 2.7x 1.4x 3.8x 2.0x 2.6x 2.2x 1.2x 0.5x 1.2x 1.6x 27.2% 22.8% 1.8% 32.9% 86.1% 55.5% 39.0% 35.1% 35.0% 30.9% 28.6% 19.9% 14.0% 9.9% (2)

Business Overview and Key Investment Highlights

13 CARiD Investment Highlights Tech - enabled digital commerce platform focused on transforming the auto aftermarket parts industry Surging eCommerce adoption 1 Experienced management team & global footprint 5 Strong financial performance with additional value streams ready to be unlocked 4 Capital efficient model 3 Custom built tech - stack for a complex, multidimensional fitment industry 2

14 $ 12 $ 16 $ 22 2019 2020E 2023E 1. Surging eCommerce Adoption (1) SEMA; reflects 2019 market data. | (2) Auto Care Association; reflects 2019 market data for the U.S. Motor Vehicle Afterm ark et. | (3) Hedges & Company. Acceleration in US Automotive Aftermarket eCommerce Sales (3) Large Addressable US Automotive Aftermarket Opportunity “Core” US Enthusiast Automotive Aftermarket (1) Overall US Automotive Aftermarket (2) YoY Growth 30.0% CAGR 11.2% Incremental Immediate $3.7B Canadian eCommerce Market Opportunity (3) ($ in billions) ($ in billions) Aftermarket product complexity creates unique challenges – platforms that have differentiated technology, product data and consumer engagement are best suited to meet the complex requirements of the aftermarket and will experience outsized growth $ 46 $ 404 2019 2019 CARiD is optimally positioned to take advantage of a growing market opportunity

15 1. Surging eCommerce Adoption Additional Vertical Expansion Increases TAM by an Additional $100B (1) Auto Care Association; reflects 2019 market data for the U.S. Motor Vehicle Aftermarket. | (2) SEMA; reflects 2019 market data. | (3) Outdoor Industry Association, IBIS World, Global Market Insights, Technavio, Freedonia. $ 404 B Overall U.S. Automotive Aftermarket (1) $11B Wheels, Tires, and Suspension $11B Performance Products (2) $25B Accessory & Appearance Products (2) $46B Specialty Automotive Equipment Market (U.S.) (2) CARiD Core Market CARiD Aggregate Automotive Opportunity (2) RV Camper $ 2 B Motorcycle $5B Boating $6B Powersports $6B Tools $13B Semi Truck $18B Outdoor/Recreation $72B $100B+ Additional Enthusiast Market Opportunity (3) Massive Automotive Market Opportunity

16 UX Customer Support Shipping & Returns Catalog Coverage • Fitment makes buying car parts and accessories challenging (UX) • Fitment demands extensive CS training in order to be effective • Shipping costs and the added risk of return shipping due to fitment hinders purchase confidence • Limited product assortments (breadth and depth) due to fitment causes consumer frustration 2. Custom Built Tech - Stack for a Complex, Multidimensional Fitment Industry Aftermarket Fitment is a Complex Problem

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

	Traditional eCommerce Platform[1]	CARiD[2]
Digital Catalog	✗ Un-curated vendor datasets result in transactional error	✓ Purpose-built data architecture & UX ✓ 17M+ SKUs powered by Big Data
Content / Shopping Experience	✗ Poor consumer engagement decreases conversion	✓ AI powered product recommendations ✓ 400+ in-house produced videos (DIY & reviews) ✓ 100s of articles & guides
Breadth of Offering	✗ Limited SKU and brand availability	✓ 8 verticals ✓ 1,000+ product lines ✓ 5,000 brands
Customer Service & Fulfillment	✗ Highly capital-intensive fulfillment networks	✓ Largely inventory-efficient model ✓ 2,500 supplier shipment locations ✓ SME customer service teams
Scalability	✗ Limited ability to service complex product portfolios in complementary market segments	✓ Successfully added 7 new verticals on Platform ✓ Only 28 days to on-board a product category ✓ SKU count more than tripled in 5 years

(1) Representative Traditional eCommerce Platforms include Amazon, Canadian Tire, Ebay, JC Whitney, JEGS, Rock Auto, CarParts.com, Walmart. | (2) Company provided information

CARiD 17

18 2. Custom Built Tech - Stack for a Complex, Multidimensional Fitment Industry 23.5M Avg. Monthly Sessions (1) 67 Net Promoter Score (2) 17M+ SKUs Powered with AI (6) 7.3M Customers (3) 5K Active Brands ~5% Return Rate (4) 96% Fill Rate (1) 35% Repeat Customer Revenue (5) The Proof: Rewarding Shopper Search Experience and Accurate Item Matching Source: Company - provided information. | (1) January – July 2020 across all verticals. | (2) CARiD NPS calculated by the Company. | (3) Represents customers 2011 - 2019. | (4) January – June 2020 across all verticals | (5) % of 2019 revenue from customers who had made a prior purchase between 2011 - 2019; also includes repeat business from new customers in 2019 itself, in instances where new customers made multiple purchases in the year. | (6) Number of SKUs as of August 2020.

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

	CARiD	CarParts.com
Profile	▪ Proprietary **technology & data**	▪ Traditional **eCommerce retailer**
Business Overview	▪ GM% 2020 1H: 21% (Limited fulfillment costs) ▪ Inventory-efficient model ($1M in PL) ▪ Limited risk of inventory obsolescence ▪ <10% of sales from third-party marketplaces ▪ TAM: Broad incl. new verticals, tires, & hard parts	▪ GM% 2020 1H: 34% (Large fulfillment costs) ▪ Private label inventory model ($65M as of June) ▪ Up to 4% of obsolete inventory can be expected ▪ Reliant on marketplaces for 35% of sales ▪ TAM: Narrow sub-segment (primarily collision and engine)
Key Metrics	**17M+** Unique SKUs[(1)] **$250+** Average Order Value [(2)] **67** Net Promoter Score [(3)]	**<1M** Unique SKUs [(4)] **<$100** Average Order Value [(2)] **50** Net Promoter Score [(3)]

Financial Metrics[(5)]

($ in millions)



CY2020E Revenue
$398
$378
CY2021E Revenue
$465
$423
CY2019A – CY2020E Revenue Growth
38%
35%
2019A Adj. EBITDA
$7
$5
CARiD
carparts.com

Source: Capital IQ, company filings and Company-provided information, financials and projections. Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. For reconciliation of CARiD non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) As of August 2020. | (2) Metrics shown for 2019. | (3) CARiD NPS calculated by the Company. CarParts.com NPS per Customer Guru as of 9/18/2020. | (4) As of 10-Q filed in August 2020. | (5) Interim results for CARiD reflect unaudited, non-GAAP financials and are accordingly subject to further adjustment.

19

2. Custom Built Tech-Stack for a Complex, Multidimensional Fitment Industry

$100M+
US Equivalent Invested in Platform Development(1)

13.8B+
Catalog Data Points

All Development Managed through CARiD

Core Expertise

Data Cataloging
Proprietary development tools, multi-stage quality assurance, and real customer feedback to build optimal data integrity

Web Development
Continuously enhancing and optimizing platforms to keep up with leading innovations and deliver a superior user experience

Technology Development
The Onyx team develops and implements new tools and techniques to create high-value market solutions

Content Development
Ever-expanding inventory of engaging content that delivers value to customers at each stage of the buyer's journey

Automation
Leveraging partially- and fully-automated processes, Onyx is always looking for efficiencies

Digital Marketing
Offer products to the most relevant audience segments by defining the trends that matter and implementing cutting-edge advertising tactics

eCommerce
Experienced in creating efficient eCommerce solutions, Onyx's experts are focused on increasing ROI and customer satisfaction

Design / UX
Maximizing customer satisfaction and loyalty through ease of use & refined design

Order Fulfillment
Effective, cutting-edge business strategies to fulfill customer needs & deliver the finest products as quickly as possible

Contact Centers
Onyx provides seamless omnichannel customer support at every interaction

Source: Company-provided information. | (1) Equivalent calculated based off an estimated 4x-5x pay-rate arbitrage; midpoint assumed.

CARiD
20

21 Virtual Fulfillment Attractive Trade Cycle Negative Working Capital x Low cost of funding current assets x Strong balance sheet x Inventory - efficient model ($1M in PL) x Customers pay instantaneously via credit card x Attractive A/P terms x Highly scalable x Low capital requirement & reduced risk x Geographical shipping speed and cost advantage (2,500 vendor shipping points) 3. Capital Efficient Model

4. Strong Financial Performance with Additional Value Streams Ready to be Unlocked

$500 million in Run-Rate Net Revenue with only $5 million in Receivables and Inventory and Negative Net Working Capital

Key Growth Opportunities:
- ✓ Diversified marketing
- ✓ New verticals
- ✓ Repairs and Body Parts segment
- ✓ Vendor and SKU optimizations

Key Margin Expansion Opportunities:
- ✓ Increasing order volume unlocks improved pricing
- ✓ Private label business driving premium margins
- ✓ Pricing optimization
- ✓ Shipping cost optimization
- ✓ Cost leverage – scale benefits

Net Revenue (1)



($ in millions)
2019A-2022E
Net Revenue CAGR:
23%
$288
$398
$465
$535
YoY
Growth:
39%
$217
$302
2019
2020E
2021E
2022E
9 Mo.'19A
9 Mo.'20E
Net Revenue
9 Mo.'20E
Q4'20E

Adjusted EBITDA and % Margin (1) (2)



($ in millions)
2019A-2022E
Adj. EBITDA CAGR:
68%
$7
$17
$24
$32
2.4%
4.3%
5.1%
6.0%
YoY
Growth:
131%
$6
$14
2019
2020E
2021E
2022E
9 Mo.'19A
9 Mo.'20E
Adj. EBITDA
9 Mo.'20E
Q4'20E
% Margin

Source: Company-provided financials and projections. | Note: 9 months ending 9/30/2020 metrics consist of actual performance through calendar Q2 and estimated performance for calendar Q3. CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) Interim results reflect unaudited, non-GAAP financials and are accordingly subject to further adjustments. | (2) A Regulation G reconciliation of historical Adjusted EBITDA to the nearest GAAP metric is included in the Appendix.

CARiD 22

23 5. Experienced Management Team & Global Footprint • Digital commerce leader with over 17 years of experience in marketing, analytics, business planning, eCommerce operations and technology • Formerly Senior Director of eCommerce & Digital Marketing at Foot Locker Retail, Inc. • Served previously as Chief Marketing Officer at CARiD • Operational Excellence Leader with over 17 years of experience in sales, operations and logistics roles • Extensive background focused on direct technology & execution - oriented operations, business development, engineering and program management • Formerly GM of Global Supply Chain & Operations at Wayfair Inc. • 40+ years of experience with a focus on achieving success combining financial strategies & operations to deliver business efficiency and profitability • Extensive experience in CRM/ERP integration and back - office management • International experience across multiple industries • Significant M&A and business integration track record Antonino Ciappina Chief Executive (1) Ajay Roy Chief Operating Officer Kailas Agrawal Chief Financial Officer Mark Atwater VP of Vendor Relations • 40 years of experience in vendor management and retail operations • Seasoned veteran of the automotive aftermarket industry • Served most recently as Operating Manager for F/X Automotive (1) Subject to confirmation by Board of Directors. Representative Previous Experience

5. Experienced Management Team & Global Footprint

Global team of resources directed and governed from CARiD's New Jersey Headquarters


NJ 120 Resources
Across 2 Primary Physical Locations
• Management
• Governance
• Contact Center
• Training & Dev
• Creative Studio
Europe (Ukraine) 800+ Resources
Across 5 Physical Locations
• Technology DevOps & IT
• Product Data Development & UX
• Backoffice Operations
• Call Center Ops
Costa Rica 120+ Resources
Dedicated Contact Center Operations
Philippines 100 Resources
Dedicated Contact Center Operations Across 2 Physical Locations

- ▼ Established Location & Resources
- ● Exploring Strategic Relationships (Canada, China & India)
- ◆ Exclusive Wheel & Tire Operations

CARiD has a global footprint to service global consumers, but its focus has traditionally been in the US

- New Jersey Headquarters
- Global Customer Experience Center
- Cost Efficient & Effective International Development and Support Teams

CARiD

24

Executing the Growth Strategy

26 Strategic Initiatives Drive Compelling Near - and Long - Term Growth We Believe CARiD is Positioned to Capitalize on Organic Growth Opportunities Category expansion through cultivating other verticals, on boarding brands, and growing private label business Product Cultivation A. Data driven price elasticity testing drives volume growth and margin improvement Deploy Pricing Optimization Strategies B. Increase total market opportunity via effective targeted expansion in underserved geographies Geographic Expansion C. Build on branding through increased investment in digital and traditionally untapped marketing channels in an effort to unlock platform potential Diversify Marketing Mix D.

27 A. Product Cultivation Significant Opportunity Through Product Offering and Category Expansion x Leverage customer data to identify highly compelling products to import and private label x 100% growth delivered in 2020 on 11 CARiD private label brands x Meaningful private label success achieved to date with minimal resource investment - represents only a small fraction of the total opportunity x Untapped B2B wholesale opportunity Expand Private Label Business Proven transactional success for brand partners and consumers Established trust with vendors as a differentiated brand builder Leverage growing reputation as a “one - stop - shop” for enthusiast consumers Explore key relationships developed with several of the largest dealership groups to introduce OEM products into the Onyx catalog, potential for next day fulfillment of key OEM brands The picture can't be displayed. Onboard New Brands & Develop Existing Ones Cultivate Existing Products and Grow New Verticals BOAT / MARINE RECREATION CAR RV / CAMPER MOTORCYCLE SEMI TRUCK POWERSPORTS TOOLS

28 B. Deploy Pricing Optimization Strategies Consumer Price Elasticity Testing Elasticity testing will reveal product pricing opportunities Optimize price and volume to continue to enhance Gross Margin Dollars per SKU Increased growth and efficiencies enable enhanced per - unit costs from vendors/suppliers Improved unit economics drive pricing benefits for consumers Improved Vendor Pricing Power

29 C. Geographic Expansion CARiD intends to leverage its existing virtual warehouse infrastructure to begin international expansion of CARiD in Canada in the coming years We believe CARiD’s tech enabled eCommerce platform success can be replicated internationally, further expanding its market Canadian marketing initiatives and rollout of CARiD.ca are expected to kickstart penetration of Canadian market Automotive aftermarket eCommerce market in Canada estimated to reach US$3.7 billion in 2020 (1) Source: (1) Hedges & Company July 2020 Analysis

30 MAINTAIN SEM DOMINANCE SEARCH ENGINE MARKETING Over 75% of traffic & 60% of revenue is efficiently acquired INCREASE BRAND AWARENESS SOCIAL MEDIA & TV/VIDEO Leverage Social Media & TV/Video advertising to reach highly targeted new audiences and grow brand awareness INCREASE CUSTOMER ENGAGEMENT EMAIL, SMS & CHATBOTS Combine customer and product data with CRM automation tools to deliver highly personalized content across high - ROI channels MOTIVATE LOYALTY LOYALTY PROGRAM Inspire desired customer behaviors to profitably increase CLV using incentives and rewards D. Diversify Marketing Mix

Financial Overview

CARiD Net Revenue Summary and Supporting Metrics

Continued market share gains driven by:

- New strategic initiatives:
  - OE parts
  - Pricing optimization
  - Installation partnerships
  - Diversified marketing
  - Vendor and SKU cultivation
  - Repair parts
- Leverage new PARTSiD name for expansion of "iD" platform into new verticals, with particular upside in the motorcycle and power sports categories
- Geographic expansion, with a significant near-term opportunity in Canada and additional upside in EMEA
- Continued eCommerce tailwinds

Net Revenue [(1)]

($ in millions)



2019A-2022E
Net Revenue
CAGR: 23%
YoY
Growth:
39%
$288
$398
$465
$535
$217
$302
2019
2020E
2021E
2022E
9 Mo.'19A
9 Mo.'20E

2020E Gross Revenue by Source of Purchase



Marketplaces
9%
eCommerce
91%

Source: Company-provided financials and projections. | Note: 9 months ending 9/30/2020 metrics consist of actual performance through calendar Q2 and estimated performance for calendar Q3. CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. | (1) Interim results reflect unaudited, non-GAAP financials and are accordingly subject to further adjustments.

CARiD 32

CARiD Gross Profit and Adjusted EBITDA Summary

- Continued margin expansion driven by many operational initiatives:
  - As volume increases with vendors, CARiD can negotiate better pricing
  - CARiD is starting to import a larger proportion of goods itself, further saving costs
  - Shipping cost optimization
  - Benefits of scale
- Price elasticity testing expected to reveal opportunities to maximize gross margin dollars (i.e., SKUs where CARiD has room to increase prices and still maintain volume or volume reduces to some degree but overall GMD expands)
- Additionally, the private label business commands premium EBITDA margins, so CARiD's consolidated EBITDA margin is expected to improve

Gross Profit and % Margin



($ in millions)
2019A-2022E
Gross Profit CAGR:
26%
$61
$85
$102
$120
21.1%
21.4%
22.0%
22.5%
2019
2020E
2021E
2022E
Gross Profit
% Margin

Adjusted EBITDA and % Margin (1)



($ in millions)
2019A-2022E
Adj. EBITDA CAGR:
68%
$7
$17
$24
$32
2.4%
4.3%
5.1%
6.0%
2019
2020E
2021E
2022E
Adjusted EBITDA
% Margin

Source: Company-provided financials and projections. Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42.

CARiD
33

Significant Momentum Expected in 2020 and Poised for Growth Post-COVID

Observations

2020 performance boosted by:

- ✓ **Overall conversion rate improvement**
- ✓ **Growth in repairs & body parts, performance parts and accessories**
- ✓ **New store momentum**

With Q2 2020 Run-Rate Net Revenue of $495.9 million[(2)] and Q2 2020 Run-Rate Adjusted EBITDA of $32.9 million[(4)], CARiD has demonstrated significant momentum in the midst of COVID

Quarterly Net Revenue [(1)]


($ in millions)
YoY Growth: 63%
$76
$124
Q2'19A
Q2'20A
YoY Growth: 51%
$71
$107
Q3'19A
Q3'20E
YoY Growth: 35%
$71
$95
Q4'19A
Q4'20E

Quarterly Adjusted EBITDA [(1)(4)] and % Margin [(5)]


($ in millions)
YoY Growth: 197%
$3
3.7%
$8
6.6%
Q2'19A
Q2'20A
YoY Growth: 162%
$2
2.7%
$5
4.4%
Q3'19A
Q3'20E
YoY Growth: 724%
$0.5
0.7%
$3
3.6%
Q4'19A
Q4'20E
% Margin

Source: Company-provided financials and projections. Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (1) Interim results reflect unaudited, non-GAAP financials and are accordingly subject to further adjustments. | (2) Defined as Q2 2020 Net Revenue of $123.9 million multiplied by 4. | (3) Defined as Q2 2020 Adjusted EBITDA of $8.2 million multiplied by 4. | (4) For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42. | (5) Calculated as Adjusted EBITDA / Net Revenue.

iD CARiD

34

35 Supplemental Balance Sheet and Cash Flow Data CARiD Balance Sheet Data ($ in millions) As of December 31, As of June 30, 2019 2020 ASSETS Cash $13.6 $45.7 Accounts Receivable 1.2 2.1 Inventory 3.4 3.2 Other Current Assets 2.7 2.3 Total Current Assets $20.9 $53.3 Net PP&E 11.2 11.5 Other Assets 0.5 0.5 Total Assets $32.7 $65.3 LIABILITIES AND EQUITY Current Liabilities $40.9 $68.3 Non-Current Liabilities 0.02 0.03 Total Liabilities $40.9 $68.4 Total Shareholders' Equity (Deficit) (8.2) (3.0) Total Liabilities & Equity $32.7 $65.3 Source: Company - provided financials. | Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private comp ani es; an independent PCAOB audit is underway and expected to be completed by Transaction close. Interim results for CARiD reflect unaudited, non - GAAP financials and are accordingly subject to further adjustment. CARiD: A Capital Efficient Model CARiD Statement of Cash Flows Data ($ in millions) 12 Months Ending 6 Months Ending 12/31/19 6/30/20 Net (Loss) Income ($0.7) $5.4 Depreciation 5.8 3.2 Deferred Income Tax (0.1) - Changes in Working Capital (0.8) 27.2 Net Cash from Operating Activities $4.3 $35.8 Net Cash from Investing Activities ($7.2) ($3.5) Net Cash from Financing Activities ($0.5) ($0.3) Net Change in Cash ($3.4) $32.1 Cash, Beginning of Period 17.1 $13.6 Cash, End of Period 13.6 $45.7

36 Thank You Tech - enabled digital commerce platform focused on transforming the auto aftermarket parts industry Surging eCommerce adoption 1 Experienced management team & global footprint 5 Strong financial performance with additional value streams ready to be unlocked 4 Capital efficient model 3 Custom built tech - stack for a complex, multidimensional fitment industry 2

Appendix

Legacy Acquisition Corp. Overview

Legacy Has the Liquidity of a Publically Held Enterprise as well as Brand Building, Strategic and Operational Support

Company Overview

- Legacy Acquisition Corp. (NYSE: LGC) is a Special Purpose Acquisition Corporation
- Highly complementary expertise in consumer-facing brands
- Founders from leading CPG & partners from major PE firms
- Collectively, the founders' experiences include:
  - 9 current/former CEOs and CFOs
  - Over 27 current/former board positions at public companies
  - The completion of ~$3 billion in private investments
- Provides capital to fund growth and supercharge operations

LGC is a public company that combines the strength of a "strategic buyer" with the value creation capabilities and forward looking strategies of an innovative disruptor

Key Management



Edwin Rigaud

Legacy Chairman & CEO, Principal

EnovaPremier P&G Pringles Secret



Darryl McCall

Legacy President & COO, Principal

COTY Gillette OLAY P&G



William Finn

Legacy CFO

Fifth Third Bank GE Capital National City Wintrust

Directors



Steven Davis

Legacy Director

Albertsons A&W Pizza Hut Walgreens



Richard White

Legacy Director

Oppenheimer CIBC World Markets



Andrew Code

Legacy Director

chs capital citi POOLCORP



Sengal Selassie

Legacy Director

Cowen Group Goldman Sachs Morgan Stanley

CARiD

38

39 Legacy Acquisition Corp. – Extended Team Legacy Advisory Council Lloyd Ward Co - Chairman Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Maytag Corp. – Former Chairman and CEO ▪ Procter & Gamble Company (17 years) – Former General Manager ▪ U.S. Olympic Committee – Former CEO and Secretary General ▪ Former Board Member at General Motors Company and JPMorgan Chase & Co. Gary McCullough Co - Chairman Advisory Council ▪ More than 30 years of business experience in consumer products ▪ TransDigm Group, Inc. – Current Board Member ▪ Career Education Corp. – Former President, CEO and Board Member ▪ Procter & Gamble Company ( 13 years) – Former General Manager ▪ The Sherwin - Williams Company – Former Board Member Ronald Tysoe Member Advisory Council ▪ More than 30 years corporate finance and management experience in consumer - retail ▪ Macy’s, Inc. – Vice Chairman of Finance and Real Estate ▪ Perella Weinberg Partners – Former Senior Adviser ▪ Current Board Member at J.C. Penney Company, Inc., Cintas Corporation, and Scripps Networks Interactive Kimberly Blackwell Member Advisory Council ▪ Seasoned business executive with over 25 years of marketing and advertising experience ▪ PMM Agency – Founder and Chief Executive Officer ▪ Serves as a key consultant to C - Suite executives at Fortune 1000 companies and government agencies ▪ National Women’s Business Council – one of eight female CEOs Geoffrey Marshall Member Advisory Council ▪ More than 40 years corporate finance, operations, and supply chain management experience ▪ Procter & Gamble Company ( 30 years) – Former Global Supply Chain Finance Director and Director of Global Business Development ▪ Implemented one of the largest post - acquisition integrations in the company's history

40 Legacy Acquisition Corp. – Extended Team (Continued) Legacy Advisory Council Kenneth Robinson Member Advisory Council ▪ More than 35 years of management and operating experience in consumer products ▪ Procter & Gamble Company (21 years) – Former Chief Audit Executive and Vice President of Finance for the Global Personal Beauty Care and Global Internal Audit segments ▪ Current Board Member at Morgan Stanley Private Bank, National Association Manuel Perez de la Mesa Member Advisory Council ▪ More than 40 years of management, financial, and operating experience ▪ Pool Corporation – Current CEO and President (16 years) and former COO ▪ Watsco, Inc. – VP of Distribution Operations ▪ Fresh Del Monte Produce, B.V and IBM Corp. – Various general, financial, and management positions Jules Kaufman Member Advisory Council ▪ Experienced general counsel and executive with significant experience serving as a strategic and legal advisor to boards of directors and management teams in the consumer sector ▪ Coty Inc. – General Counsel and Secretary ▪ Colgate - Palmolive Company – Former VP, General Counsel for the Europe / South Pacific division Jim Stengel Member Advisory Council ▪ More than 20 years of marketing experience in consumer products ▪ The Jim Stengel Group – President and CEO ▪ Procter & Gamble Company ( 11 years) – Former Global Marketing Officer ▪ Author of two books ▪ Former Board Member for AOL, Motorola, Inc. and MarketShare ▪ Adjunct Professor at Kellogg | Northwestern

Supplemental Income Statement Data

CARiD
Income Statement Data

($ in millions)	Annual	Annual	Quarterly				Annual	Quarterly				Annual
	FY 2017A	**FY 2018A**	Q1 2019A	Q2 2019A	Q3 2019A	Q4 2019A	**FY 2019A**	Q1 2020A	Q2 2020A	Q3 2020E	Q4 2020E	**FY 2020E**
Gross Revenue	**$285.8**	**$332.3**	**$80.9**	**$86.8**	**$81.1**	**$79.4**	**$328.2**	**$84.0**	**$143.4**	**$122.7**	**$109.8**	**$459.8**
Net Revenue	**244.6**	**288.6**	**70.5**	**76.0**	**70.6**	**70.6**	**287.8**	**71.8**	**123.9**	**106.6**	**95.3**	**$397.7**
YoY % Growth		*18.0%*					*(0.3%)*					*38.2%*
Cost of Goods Sold	188.9	227.0	55.2	59.9	55.7	56.3	227.1	56.4	97.2	83.9	75.1	312.7
Gross Profit	**$55.7**	**$61.7**	**$15.3**	**$16.1**	**$15.0**	**$14.4**	**$60.7**	**$15.4**	**$26.7**	**$22.7**	**$20.3**	**$85.1**
% Margin	*22.8%*	*21.4%*	*21.7%*	*21.2%*	*21.2%*	*20.4%*	*21.1%*	*21.4%*	*21.6%*	*21.3%*	*21.3%*	*21.4%*
EBITDA (1)	$9.4	$7.8	$1.3	$2.5	$1.5	$0.1	$5.4	$0.7	$7.9	$4.7	$3.4	**$16.7**
Adjusted EBITDA (1)	**$11.1**	**$9.6**	**$1.6**	**$2.8**	**$1.9**	**$0.5**	**$6.8**	**$1.0**	**$8.2**	**$4.7**	**$3.4**	**$17.3**
% Margin	*4.5%*	*3.3%*	*2.2%*	*3.7%*	*2.7%*	*0.7%*	*2.4%*	*1.3%*	*6.6%*	*4.4%*	*3.6%*	*4.3%*

Source: Company-provided financials. | Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private companies; an independent PCAOB audit is underway and expected to be completed by Transaction close. Interim results for CARiD reflect unaudited, non-GAAP financials and are accordingly subject to further adjustment. | (1) For reconciliation of non-GAAP financials to their most directly comparable GAAP financial measures see page 42.

CARiD 41

42 Non - GAAP Financial Measures Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Accor dingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any information, proxy statement, prospectus or registration statement to be filed by Legacy with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin, has not been prepared in acc ord ance with United States generally accepted accounting principles (“GAAP”). These non - GAAP measures of financial results are not GAAP measures of our financial results or liquidity an d should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other perfor man ce measure derived in accordance with GAAP. Legacy and the Company believe these non - GAAP measures provide useful information to management and investors regarding certain financial and b usiness trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non - GAAP measures for trend analyses and for budgeting and planning purposes. Legacy and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to us e in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measur es to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limit ati on of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, the y are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non - GAAP financ ial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. You should review the Company’s au dited financial statements, which will be included in any information, proxy or tender offer statement, prospectus or registration statement to be filed by Legacy with the SEC. A reconciliation for the Company’s non - GAAP financial measures for interim and monthly periods through August 2020 or 2020E thro ugh 2022E non - GAAP financial measures to the most directly comparable GAAP financial measures is not included in this Presentation, because, without unreasonable efforts, the Com pany is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these Non - GAAP financial measures. You are cautioned not to place u ndue reliance on these non - GAAP financial measures. Reconciliation of Non - GAAP Financial Measures Source: Company - provided financials. | Note: CARiD annual historical financials are audited by an external CPA firm under PCAOB standards applicable to private comp ani es; an independent PCAOB audit is underway and expected to be completed by Transaction close. Interim results for CARiD reflect unaudited, non - GAAP financials and are accordingly subject to further adjustment. ($ in millions) Annual Annual Quarterly Annual Quarterly FY 2017A FY 2018A Q1 2019A Q2 2019A Q3 2019A Q4 2019A FY 2019A Q1 2020A Q2 2020A Net Income $2.2 $0.1 ($0.0) $1.1 ($0.0) ($1.7) ($0.7) ($0.8) $6.3 Add: Taxes 0.6 0.1 - 0.0 - (0.1) (0.1) - - Add: Depreciation 2.8 4.3 1.3 1.4 1.5 1.6 5.8 1.5 1.6 Add: Interest 0.3 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Add: Founders' Performance Incentives 3.5 0.7 - - - - - - - Add: Settlement Expenses - 2.6 - - (0.0) 0.3 0.3 - - EBITDA $9.4 $7.8 $1.3 $2.5 $1.5 $0.1 $5.4 $0.7 $7.9 Add: Payroll Related to Founders 1.7 1.8 0.3 0.3 0.4 0.4 1.4 0.3 0.3 Adjusted EBITDA $11.1 $9.6 $1.6 $2.8 $1.9 $0.5 $6.8 $1.0 $8.2

Exhibit 99.3

Project EXCEL Call Script

Operator

Good morning, ladies and gentlemen. Thank you for standing by and welcome to the Legacy Acquisition Corp and Onyx Enterprises Int’l Corp conference call and webcast. Please note that Onyx owns, operates and does business as CARiD.com and will be referenced as such throughout this call. We appreciate everyone joining us today. The information discussed today is qualified in its entirety by the Form 8-K that has been filed today by Legacy Acquisition Corp and may be accessed on the SEC’s website, including the exhibits thereto. Please note that the press release issued this morning and related SEC documents can also be found on Legacy Acquisition Corp’s website at www.legacyacquisition.com and www.onyx.com.

The investor deck that will be presented as part of today’s discussion has been publicly filed with the SEC and posted on the Legacy Acquisition Corp website and CARiD.com website, where it is available for download. Please review the disclaimers included therein and refer to that as the guide for today’s call. For everyone on the phone, Legacy Acquisition Corp and CARiD will not be fielding any questions on today’s call.

Also, statements we make during this call that are not statements of historical facts constitute forward-looking statements that are subject to risks, uncertainties, and other factors that could cause our actual results to differ from historical results and/or from our forecasts, including those set forth in Legacy Acquisition Corp’s Form 8-K filed today and the exhibits thereto. For more information, please refer to the risks, uncertainties, and other factors discussed in Legacy Acquisition Corp’s SEC filings. All cautionary statements that we make during this call are applicable to any forward-looking statements we make wherever they appear. You should carefully consider the risks, uncertainties, and other factors discussed in Legacy Acquisition Corp’s SEC filings. Do not place undue reliance on forward-looking statements, which we assume no responsibility for updating.

CARiD.com’s annual historical financial information is under audit by an external CPA firm under independent Public Company Accounting Oversight Board (“PCAOB”) standards and such annual historical financial information may be subject to change. Additionally, CARiD.com’s interim financial results discussed during this call reflect unaudited, non-GAAP financials and are potentially subject to further adjustment.

During this call we may discuss certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA margin. Please refer to the accompanying investor presentation for a description of these non-GAAP financial measures, as well as a reconciliation of some of such measures to their respective most directly comparable GAAP financial measures.

During this call we will also discuss the proposed business combination between Legacy Acquisition Corp and CARiD. You are strongly advised to read, when available, Legacy’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K containing the business combination agreement for the transaction, its information statement with respect to the business combination and related transactions, the proxy statement with respect to the solicitation of consents for the warrant amendments, a tender offer statement with respect to the redemption of Legacy’s Class A common stock through a cash tender offer, or statements to be used in connection with the foregoing transactions, because these documents will contain important information about the business combination and related transactions and the participants’ interest in such transactions. These documents can be obtained, without charge, by accessing Legacy Acquisition Corp’s website at www.legacyacquisition.com.

Hosting today’s call are Darryl McCall, President & Chief Operating Officer of Legacy Acquisition Corp, and Nino Ciappina, operating as Chief Executive of CARiD.

I will now turn the call over to Darryl McCall. Please go ahead, sir.

Darryl McCall

Good morning, everyone. We are very excited to announce that Legacy Acquisition Corp has entered into a business combination agreement to combine our public company with Onyx, the owner and operator of CARiD.com, a leading digital commerce platform for the automotive aftermarket along with other verticals such as MOTORCYCLEiD, TRUCKiD and BOATiD. Upon the closing of the transaction, Legacy will change its name to PARTS iD, Inc.

We believe CARiD is the best kept secret in automotive today. The company addresses a huge multibillion-dollar market and has developed a distinctive online platform that uses proprietary algorithms to provide shoppers with a rewarding and accurate discovery experience in a traditionally complex market. This technology enables the most accurate “parts look up” e-commerce application in the market today and is CARiD’s secret sauce, creating a compelling value proposition.

The company is growing rapidly and COVID-19 has accelerated its growth and expanded its customer base which should benefit the company over the long term.

I'm going to turn the call over to Nino Ciappina, who is operating as the Chief Executive of CARiD. He’s going to go through CARiD’s unique positioning in the U.S. automotive aftermarket and discuss our strategy for future growth.

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We believe CARiD has superior operating metrics and a capital efficient approach that results in significant cash flow. And when Nino goes through the deal structure and valuation, you will see that CARiD will initially be valued at a significant discount to CarParts.com, and virtually all other e-commerce comparables.

The Company has a strong and visionary management team which has prepared it to go public and to be scaled as the leader within automotive parts and across several other vertical markets. With that, let me turn it over to, Nino.

Nino Ciappina

Thank you, Darryl, and good morning, everyone.

I am excited to be here and share some of the key highlights of this value-added combination. Together our companies will be able to realize CARiD’s vision to build the leading tech-enabled digital commerce platform focused on transforming the auto aftermarket parts industry. CARiD is at its core, first a technology, data and information platform that enables and facilitates digital commerce as opposed to a pure e-commerce retailer. This is visible in the deep technology platform that CARiD has built that integrates software engineering with catalog management and development, data intelligence, mining and analytics and user interface development that utilizes distinctive rules-based fitment software capabilities. CARiD was built to handle the ever-growing needs for product and parts data. We utilize best-of-breed computational and software engineering techniques, including Bayesian classification, to enhance and improve data records and product information and to deliver the compelling user experience that customers have come to expect and depend on.

I wanted to start by reviewing five key highlights about CARiD, while at the same time explaining what separates CARiD from the competition.

First, the automotive market is large and growing and CARiD is ideally positioned to capitalize on the surge in ecommerce adoption. The US automotive aftermarket is supported by an increase in the average vehicle age and an increase in the number of vehicles on the road. We believe this attractive backdrop should fuel continued growth and CARiD is optimally positioned to take share due to its differentiated technology, product data and strong consumer engagement. Furthermore, our propriety fitment data and technology infrastructure can be scaled to solve the fitment challenges of buying parts and accessories in other complex verticals.

Secondly, our tech-enabled digital platform is focused on transforming the automotive aftermarket parts industry. Our distinctive technology provides accurate fitment data which enables a successful auto parts experience for the consumer. Unlike any other product category, the success or failure of selling auto parts comes down to fitment data that sellers like us add to our product offerings. Fitment is the compatibility of each part and accessory to each specific vehicle year, make, model, engine type, trim and more that parts and accessories fit. Having fitment data that is accurate, complete and in the right format for each channel is crucial to a superior user experience and a successful customer transaction.

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Our competitive edge is our ability to solve what is a traditionally a complex market, with a rewarding and accurate discovery experience for our consumers. For example, the CARiD platform is unique versus traditional ecommerce platforms due to our enhanced digital catalog, superior shopping experience, breadth of offerings, customer service, fulfillment capabilities and our scalability. Our unique model allows us to offer significantly more SKUs, drives increased average order value and higher customer satisfaction, ultimately building a more unique business versus traditional ecommerce retailing peers.

Third, our superior customer experience drives organic repeat sales. We’re changing how auto parts are purchased and that is resulting in enhanced customer experiences and repeat purchases. 35% of our revenue in 2019 was from repeat customers with an overall return rate of ~5%, significantly lower than the industry average of ~23%. These metrics support that we are not just a platform for processing e-commerce transactions, but rather a data driven engagement platform for discovery and inspiration. Customers can find, discover and buy complex products error-free with a seamless experience.

Fourth, we have a unique scalable platform that distinguishes us from the traditional ecommerce platforms. CARiD offers 17M+ SKUs powered by Big Data, 1,000+ product lines, 5,000 brands and 2,500 virtual shipping points using an inventory efficient model which is highly scalable. Importantly, our inventory-efficient business model has enabled us to scale our catalog size quickly and add new verticals, unlike traditional players like CarParts.com or AAP that have capital intensive businesses. We can test and add new product lines and brands quickly without tying up capital and worrying about inventory obsolescence. Our virtual model allows us to focus on what the consumer wants, including product and service, while our vendor partners manage fulfillment.

Fifth, we have strong financial performance with additional value streams ready to be unlocked. In fact, our decades plus investment in technology and data is the deepest competitive moat around our business. We have spent ten+ years building our platform and it is not easy to replicate. We expect to deliver $400+ million in revenue for 2020 with only $1 million in physically stocked inventory, while offering the consumer an unmatched selection and experience.

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The business we have built is poised for growth with several drivers, starting with Product Cultivation within our core automotive product lines which we are working to capitalize on by developing new vendor relationships in large, key categories such as original equipment car parts. Furthermore, we have launched seven new verticals over the last two years – boating, motorcycle, recreation, power sports, RV/camper, semi-truck and tools – each of which supports our go-forward plans. Finally, private label presents an opportunity for us. While it is a small piece of our business today, there is work underway to grow it by gradually developing our existing lines, adding new lines under our existing in-house brands and introducing new brands for new product lines.

Our second strategic growth initiative is pricing optimization. Our analytics team has been developing more advanced pricing policies based on findings from recent price elasticity tests. These includes adjusting price to drive more volume and expand gross margin dollars. We are making investments in people and software to advance our efforts on this important front.

Shifting to Geographic Expansion, our third major growth driver. With our expansion into multiple verticals, we’ve proven that our existing technology structure can be applied to other industries. We are in the process of replicating the same playbook when it comes to opening new countries. This endeavor starts with a test in Canada in the coming years which will help establish our blueprint to accelerate international expansion in the years ahead.

Marketing, our fourth and final strategic growth initiative, consists of several different approaches to boost brand awareness and fuel increased retention. We are committed to shedding the distinction of being the “best kept secret” in the automotive parts business. In the past year we accelerated social media marketing to reach new consumers. More recently, we ran our first television commercial and are incorporating the learnings from this important milestone into our next TV spot due out later this year. We also have plans to develop a loyalty program aimed at increasing customer lifetime value by incentivizing customers to buy more and spend more across all our verticals. Our final strategy is capitalizing on personalization and CRM automation by leveraging our comprehensive data set to craft highly targeted consumer messages.

We’re pleased with our recent performance but believe we still have a significant runway for growth. Based on a number of assumptions reported in our presentation we project 2022 net revenue of $535M, a 23% CAGR from 2019. We remain focused on profitable growth and expect to generate $32M in adjusted EBITDA in 2022 versus $7M adjusted EBITDA in 2019, a 68% CAGR from 2019. The business is scalable and should leverage as there are minimal variable costs in technology and we expect margin expansion driven by operational initiatives. We are projecting a 6% adjusted EBITDA margin in 2022 vs 2.4% in 2019. The company has experienced significant momentum in 2020 with the change in consumer behavior due to COVID-19 and we believe is poised for continued growth post-COVID-19.

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The proposed transaction implies an enterprise valuation for CARiD.com of $331.1 million, or a 0.7x EV / 2021E net revenue multiple, and 13.9x EV / 2021E Adjusted EBITDA multiple. Estimated cash proceeds from the transaction are expected to consist of Legacy’s $63.8 million of cash in trust less expenses and assuming no redemptions.

If you have one takeaway from today, it’s that CARiD has distinguished itself as a true disruptor in the auto aftermarket industry through its proprietary tech driven platform and experienced leadership team. We have a long runway ahead of us, fueled by our ability to provide consumers with rewarding and accurate discovery experiences, as well as our capital efficient model. We are inventory light, with virtual fulfillment and low capital requirements all of which reduces risk, increases product assortment and drives scalability. Becoming a public company is a tremendous milestone for CARiD, and I believe the combination of our two companies will create new synergies that will accelerate our performance.

Thank you for your time and attention today. If you have any questions regarding the presentation, please contact PARTSiDIR@icrinc.com.

Thank you again for joining today’s call.

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